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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2005
                                                          ---------------

                              KIRLIN HOLDING CORP.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                  Delaware                                   0 -25336                           11-3229358
----------------------------------------------     ------------------------------     --------------------------------
        (State or Other Jurisdiction                        (Commission                        (IRS Employer
              of Incorporation)                            File Number)                     Identification No.)


           6901 Jericho Turnpike, Syosset, NY                                                            11791
----------------------------------------------------------                                        --------------------
        (Address of Principal Executive Offices)                                                      (Zip Code)


Registrant's telephone number, including area code:  (800) 899-9400
                                                     --------------

                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

      On January 4, 2005, the Board of Directors of Kirlin Holding Corp. ("Company") unanimously voted to cause the Company to terminate the registration of its common stock under the Securities Exchange Act of 1934, as amended. On January 7, 2005, the Company filed a Form 15 with the Securities and Exchange Commission ("SEC") to effect the deregistration of its common stock. The Company expects the deregistration to become effective ninety (90) days after filing the Form 15 with the SEC.

      In connection with the deregistration, the Company also has requested Nasdaq to delist its common stock from the Nasdaq SmallCap Market effective upon the filing of the Form 15. The Company anticipates that its common stock will be quoted over the counter in the Pink Sheets, but can make no assurances that any broker will make a market in the Company's common stock.

      On January 7, 2005, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits:

            99.1 Press Release, dated January 7, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 7, 2005                             KIRLIN HOLDING CORP.



                                           By:      /s/ Anthony J. Kirincic
                                                    -----------------------
                                                    Anthony J. Kirincic
                                                    President


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